UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 27, 2005
               -------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                        Commission file number - 2-63322
                        --------------------------------

                      INTERNATIONAL SHIPHOLDING CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                      36-2989662
--------------------------------       -----------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
 incorporation or organization)


650 Poydras Street New Orleans, Louisiana                           70130
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(Address of principal executive offices)                          (Zip Code)


                                 (504) 529-5461
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02. Results of Operations and Financial Condition.

     On January 27, 2005, International Shipholding Corporation issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibit

     Exhibit Number                  Document
     --------------                  -------------------------------------------
          99.1                       Press Release dated January 27, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERNATIONAL SHIPHOLDING CORPORATION

                                                 /s/ Gary L. Ferguson
                                      ------------------------------------------
                                                    Gary L. Ferguson
                                      Vice President and Chief Financial Officer

Date  January 27, 2005
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